UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2018

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35761	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Avenue S Saint Petersburg, FL	33701	(727) 895-7737
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☑

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2018, United Insurance Holdings Corp. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to the Rights Agreement, dated as of July 20, 2012 (as amended, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as rights agent. The Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2012 and the First Amendment to the Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on August 19, 2017. Such descriptions are incorporated herein by reference.

Effective as of January 10, 2018, the Second Amendment accelerates the final expiration date and time of the Company’s Series A Junior Participating Preferred Stock Purchase Rights (the “Rights”) from 5:00 p.m., St. Petersburg, Florida time on July 20, 2022 to 5:00 p.m., St. Petersburg, Florida time on January 10, 2018 (the “Expiration Time”). Accordingly, as of the Expiration Time, the Rights expired and the Rights Agreement effectively terminated as of such time.

The summary description of the Second Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”).

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by this reference.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Second Amendment, as described in in Item 1.01 above, the outstanding Rights expired as of 5:00 p.m., St. Petersburg, Florida time on January 10, 2018.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the expiration of the Rights, as described in Items 1.01 and 3.03 above, the Company filed a certificate of elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on January 10, 2018, which decreased the number of authorized shares of Series A Junior Participating Preferred Stock to zero, and as a result, under the Delaware General Corporation Law, the Series A Junior Participating Preferred Stock shall no longer be an authorized series of the Company. Prior to the filing, the Series A Junior Participating Preferred Stock would have been issuable, under certain circumstances, upon the exercise of the Rights.

The summary description of the Certificate of Elimination set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is incorporated herein by reference to Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated as of January 10, 2018.
4.1	Second Amendment to Rights Agreement, dated as of January 10, 2018, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.
January 12, 2018	By:	[/s/ B. Bradford Martz
B. Bradford Martz, Chief Financial Officer (principal financial officer and principal accounting officer)